MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND            Two World Trade Center,
LETTER TO THE SHAREHOLDERS January 31, 2000             New York, New York 10048


DEAR SHAREHOLDER:

During the six-month period ended January 31, 2000, the U.S. equity markets experienced an increase in market volatility. Early in the period, both small and large-cap stocks declined amidst two rate hikes by the Federal Reserve Board. Following further weakness during early October, the market reversed course, soaring to record highs by year-end. Small-cap growth stocks overtook large-cap ones during the period under review, with the Russell 2000 Index outperforming the Standard & Poor's 500 Composite Stock Price Index (S&P 500) by nearly 7 percentage points. Among the 17 sectors in the Russell 2000 Index, only 4 had positive returns for the period. It was the exceptional performance of three of these sectors - technology (up 75 percent), telecommunications (up 97 percent) and biotech (up 70 percent) - that drove the index's performance.

Within the small-cap sector, the differential between value and growth stocks continued to be sharply polarized. The Russell 2000 Growth sub-index was up
29.66 percent for the period, while the Russell 2000 Value sub-index declined
6.64 percent. Much of the divergence between growth and value stocks was also due to exceptional strength of the technology, telecommunications and biotechnology sectors, which are underrepresented in the value sub-index.

PERFORMANCE

For the six-month period ended January 31, 2000, Morgan Stanley Dean Witter Special Value Fund's Class B shares posted a total return of -5.79 percent compared to a total return of 12.25 percent for the Russell 2000 Index. During the same period, the Fund's Class A, C and D shares posted total returns of -5.42 percent, -5.88 percent and -5.39 percent, respectively. The total return figures shown assume the reinvestment of all distributions and do not reflect the deduction of any applicable sales charges. The performance of the Fund's four share classes varies because of differing expenses.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
LETTER TO THE SHAREHOLDERS January 31, 2000, continued


The Fund's underperformance relative to the Russell 2000 Index during the period was reflective of the difficult environment experienced by small-cap value stocks. The Fund's performance was further hindered by its decision to reduce its exposure to technology holdings toward the end of the period. At that time, we viewed valuations in the technology sector to be dangerously high relative to earnings. We remain avid believers in the new economy, however. In the months ahead, we anticipate selectively increasing our stake in technology companies that we consider to be undervalued.

PORTFOLIO STRATEGY

The Fund continues to follow a bottom-up, value-oriented investment strategy that focuses on stock selection rather than sector selection. The portfolio manager looks for companies that are underpriced, selling at low values relative to earnings, free cash flow, book value and asset value. However, beyond merely investing in attractively priced companies, the portfolio manager seeks to identify catalysts that may lead to better market valuations for these companies.

Over the last year we have been focusing our investments in small companies that are proactively addressing e-commerce and business-to-business initiatives. We believe that many of these companies are undervalued because they are considered part of the old economy, when in fact they are using the Internet to potentially enhance their earning power, growth and cost structure.

Like other value-oriented funds, the Fund has been hurt by its exposure to capital goods, basic materials and energy companies over the last few months. At the same time, our stock selection has generally been positive. For example, Renaissance Re, a large catastrophic-reinsurance company, is up 10 percent over the last six months, while its peers are down an average of 30 percent. The company sells at 6.9 times earnings and has a return on equity of 16 percent.

LOOKING AHEAD

Given their prolonged underperformance relative to growth stocks, we believe that small-cap value stocks may currently offer investors some relative stability in today's volatile market environment. Furthermore, we believe that the Fund's intense fundamental research, resulting in a portfolio of approximately 65 to 70 companies, as well as our strict adherence to our buy/sell valuation criteria, will contribute positively to the Fund's performance over the long term.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
LETTER TO THE SHAREHOLDERS January 31, 2000, continued

We appreciate your ongoing support of Morgan Stanley Dean Witter Special Value Fund and look forward to continuing to serve your investment needs.



Very truly yours,

/s/ Charles A. Fiumefreddo                  /s/ Mitchell M. Merin

CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FUND PERFORMANCE January 31, 2000

                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------


                  CLASS A SHARES*                                      CLASS B SHARES**
---------------------------------------------------  ---------------------------------------------------
PERIOD ENDED 1/31/00                                 PERIOD ENDED 1/31/00
--------------------------                           --------------------------
1 Year                      2.28%(1)     (3.09)%(2)  1 Year                      1.51%(1)     (3.49)%(2)
Since Inception (7/28/97)   1.16%(1)     (0.99)%(2)  Since Inception (10/29/96)  6.44%(1)      5.90 %(2)

                  CLASS C SHARES+                                      CLASS D SHARES++
---------------------------------------------------  ---------------------------------------------------
PERIOD ENDED 1/31/00                                 PERIOD ENDED 1/31/00
--------------------------                           --------------------------
1 Year                      1.51%(1)      0.51%(2)   1 Year                      2.37%(1)
Since Inception (7/28/97)   0.40%(1)      0.40%(2)   Since Inception (7/28/97)   1.34%(1)

Past performance is not predictive of future returns

---------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
*   The maximum front-end sales charge for Class A is 5.25%.
** The maximum CDSC for Class B is 5.0%. The CDSC declines to 0% after six years.
+ The maximum CDSC for Class C shares is 1% for shares redeemed within one year of purchase.
++  Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
PORTFOLIO OF INVESTMENTS January 31, 2000 (unaudited)

   NUMBER OF
    SHARES                                                      VALUE
-------------------------------------------------------------------------
                    COMMON STOCKS (93.2%)
                    Air Freight/Delivery Services (1.1%)
    235,000         Fritz Companies, Inc.* ...............   $  2,467,500
                                                             ------------
                    Apparel (3.8%)
    392,100         Kellwood Co. .........................      6,910,762
    140,000         Warnaco Group, Inc. (Class A) ........      1,461,250
                                                             ------------
                                                                8,372,012
                                                             ------------
                    Beverages - Non-Alcoholic (0.5%)
    225,000         Packaged Ice Inc.* ...................      1,026,562
                                                             ------------
                    Books/Magazines (1.8%)
     98,000         Houghton Mifflin Co. .................      4,030,250
                                                             ------------
                    Canadian Oil & Gas (0.5%)
    490,000         Hurricane Hydrocarbons Ltd.
                    (Class A) (Canada)* ..................      1,050,119
                                                             ------------
                    Casino/Gambling (1.7%)
    731,500         GameTech International, Inc.* ........      3,657,500
                                                             ------------
                    Clothing/Shoe/Accessory Stores (1.5%)
    350,000         Charming Shoppes, Inc.* ..............      2,384,375
     80,000         Ross Stores, Inc. ....................      1,015,000
                                                             ------------
                                                                3,399,375
                                                             ------------
                    Construction/Agricultural Equipment/
                    Trucks (2.2%)
    210,000         Terex Corp.* .........................      4,777,500
                                                             ------------
                    Consumer Electronics/Appliances (2.1%)
     81,500         Harman International Industries,
                      Inc. ...............................      4,757,562
                                                             ------------
                    Containers/Packaging (1.2%)
    460,000         Gaylord Container Corp. (Class A)*          2,760,000
                                                             ------------
                    Diversified Commercial Services (0.8%)
    310,000         GP Strategies Corp.* .................      1,840,625
                                                             ------------
                    Diversified Manufacturing (3.6%)
    182,500         Ametek, Inc. .........................      4,015,000
    245,400         Scott Technologies, Inc.* ............      4,018,425
                                                             ------------
                                                                8,033,425
                                                             ------------
                    E.D.P. Services (1.8%)
    200,000         Complete Business Solutions,
                      Inc.* ..............................      4,050,000
                                                             ------------
                    Electrical Products (0.6%)
     60,000         Cable Design Technologies Corp.*......      1,380,000
                                                             ------------
                    Environmental Services (1.4%)
    391,200         TETRA Technologies, Inc.* ............      3,178,500
                                                             ------------

   NUMBER OF
    SHARES                                                      VALUE
-------------------------------------------------------------------------
                    Industrial Machinery/Components (1.8%)
    296,500         Denison International PLC (ADR)
                      (United Kingdom)* ..................   $  2,927,937
     93,600         Westinghouse Air Brake Co. ...........      1,041,300
                                                             ------------
                                                                3,969,237
                                                             ------------
                    Industrial Specialties (5.3%)
    250,000         Farr Co.* ............................      2,312,500
    922,000         Paxar Corp.* .........................      7,952,250
     37,400         Rogers Corp.* ........................      1,421,200
                                                             ------------
                                                               11,685,950
                                                             ------------
                    Insurance Brokers/Services (4.0%)
    365,200         Corvel Corp.* ........................      8,947,400
                                                             ------------
                    Life Insurance (1.1%)
    103,500         Annuity and Life Re (Holdings),
                      Ltd. ...............................      2,522,812
                                                             ------------


                    Medical Equipment & Supplies (4.3%)
    385,000         DENTSPLY International, Inc. .........      9,528,750
                                                             ------------
                    Medical Specialties (5.4%)
    203,800         CONMED Corp.* ........................      5,247,850
     82,700         Invacare Corp. .......................      1,638,494
    146,000         Mentor Corp. .........................      3,358,000
    300,000         ProMedCo Management Co.* .............        834,375
    150,000         Serologicals Corp.* ..................      1,012,500
                                                             ------------
                                                               12,091,219
                                                             ------------
                    Military/Gov't/Technical (5.6%)
    193,000         Alliant Techsystems, Inc.* ...........     12,520,875
                                                             ------------
                    Multi-Sector Companies (2.1%)
    150,000         Lancaster Colony Corp. ...............      4,743,750
                                                             ------------
                    Natural Gas (3.3%)
    156,500         MDU Resources Group, Inc. ............      3,100,656
    165,000         Washington Gas Light Co. .............      4,145,625
                                                             ------------
                                                                7,246,281
                                                             ------------
                    Oil & Gas Production (4.4%)
    215,000         Forest Oil Corp.* ....................      2,150,000
    495,000         Santa Fe Snyder Corp.* ...............      3,619,688
    160,000         St. Mary Land & Exploration Co........      4,080,000
                                                             ------------
                                                                9,849,688
                                                             ------------
                    Other Consumer Services (0.6%)
    120,000         Ambassadors International, Inc.*......      1,320,000
                                                             ------------
                    Other Telecommunications (1.4%)
     85,000         Asia Satellite Telecommunications
                      Holdings Ltd. (ADR)
                      (Hong Kong) ........................      3,139,688
                                                             ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
PORTFOLIO OF INVESTMENTS January 31, 2000 (unaudited) continued

   NUMBER OF
    SHARES                                                      VALUE
-------------------------------------------------------------------------
                    Package Goods/Cosmetics (1.2%)
    212,000         Playtex Products, Inc.* ..............   $  2,676,500
                                                             ------------
                    Precious Metals (0.8%)
     50,000         Stillwater Mining Co.* ...............      1,781,250
                                                             ------------
                    Property - Casualty Insurers (6.8%)
    331,000         RenaissanceRe Holdings, Ltd.
                      (Bermuda) ..........................     12,888,313
    164,765         Trenwick Group Inc. ..................      2,317,008
                                                             ------------
                                                               15,205,321
                                                             ------------
                    Railroads (1.4%)
    296,000         RailWorks Corp.* .....................      3,071,000
                                                             ------------
                    Real Estate (0.5%)
     60,000         LNR Property Corp. ...................      1,125,000
                                                             ------------
                    Real Estate Investment Trusts (5.3%)
    125,000         Alexandria Real Estate Equities,
                      Inc. ...............................      3,687,500
    537,800         Mid-Atlantic Realty Trust ............      5,310,775
    105,000         Parkway Properties, Inc. .............      2,841,563
                                                             ------------
                                                               11,839,838
                                                             ------------
                    Rental/Leasing Companies (0.6%)
    248,000         Willis Lease Finance Corp.* ..........      1,410,500
                                                             ------------
                    Savings & Loan Associations (1.0%)
     85,000         Bank United Corp. (Class A) ..........      2,204,688
                                                             ------------
                    Services to the Health Industry (3.0%)
    290,400         Morrison Management Specialists,
                      Inc. ...............................      6,733,650
                                                             ------------
                    Smaller Banks (1.3%)
    200,000         Peoples Heritage Financial Group,
                      Inc. ...............................      2,950,000
                                                             ------------
                    Specialty Foods/Candy (1.8%)
    216,000         J & J Snack Foods Corp.* .............      3,996,000
                                                             ------------
                    Specialty Insurers (1.2%)
    250,000         CNA Surety Corp. .....................      2,734,375
                                                             ------------
                    Specialty Steels (1.0%)
    105,000         Quanex Corp. .........................      2,270,625
                                                             ------------
                    Steel/Iron Ore (2.1%)
     95,000         AK Steel Holding Corp. ...............        961,875
    128,700         Cleveland-Cliffs, Inc. ...............      3,595,556
                                                             ------------
                                                                4,557,431
                                                             ------------
                    Textiles (0.5%)
     60,000         Polymer Group, Inc. ..................   $  1,020,000
                                                             ------------
                    Water Supply (0.8%)
     52,600         American States Water Co. ............      1,748,950
                                                             ------------
                    TOTAL COMMON STOCKS
                    (Identified Cost $224,913,621)........    207,671,708
                                                             ------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
                    SHORT-TERM INVESTMENT (a) (5.2%)
                    U.S. GOVERNMENT AGENCY
   $ 11,550         Federal Home Loan Mortgage
                      Corp. 5.75% due 02/01/00
                      (Amortized Cost $11,550,000)........     11,550,000
                                                             ------------

TOTAL INVESTMENTS
(Identified Cost $236,463,621) (b)...........       98.4%     219,221,708
OTHER ASSETS IN EXCESS OF
LIABILITIES .................................        1.6        3,482,638
                                                   -----     ------------
NET ASSETS ..................................      100.0%    $222,704,346
                                                   =====     ============


--------------
ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $16,902,421 and the aggregate gross unrealized depreciation is $34,144,334, resulting in net unrealized depreciation of $17,241,913.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
January 31, 2000 (unaudited)

ASSETS:
Investments in securities, at value
  (identified cost $236,463,621)..................................   $219,221,708
Cash .............................................................         71,792
Receivable for:
   Investments sold ..............................................      4,888,553
   Shares of beneficial interest sold ............................        126,742
   Dividends .....................................................         62,200
Deferred organizational expenses .................................         62,431
Prepaid expenses and other assets ................................         70,677
                                                                     ------------
   TOTAL ASSETS ..................................................    224,504,103
                                                                     ------------
LIABILITIES:
Payable for:
   Investments purchased .........................................      1,100,888
   Shares of beneficial interest repurchased .....................        298,977
   Plan of distribution fee ......................................        192,547
   Investment management fee .....................................        148,851
Accrued expenses and other payables ..............................         58,494
                                                                     ------------
   TOTAL LIABILITIES .............................................      1,799,757
                                                                     ------------
   NET ASSETS ....................................................   $222,704,346
                                                                     ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ..................................................   $242,531,228
Net unrealized depreciation ......................................    (17,241,913)
Accumulated undistributed net investment income ..................        240,141
Accumulated net realized loss ....................................     (2,825,110)
                                                                     ------------
   NET ASSETS ....................................................   $222,704,346
                                                                     ============
CLASS A SHARES:
Net Assets .......................................................     $6,129,512
Shares Outstanding (unlimited authorized, $.01 par value).........        595,363
   NET ASSET VALUE PER SHARE .....................................         $10.30
                                                                           ======
   MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 5.54% of net asset value) ...............         $10.87
                                                                           ======
CLASS B SHARES:
Net Assets .......................................................   $210,501,897
Shares Outstanding (unlimited authorized, $.01 par value).........     20,871,165
   NET ASSET VALUE PER SHARE .....................................         $10.09
                                                                           ======
CLASS C SHARES:
Net Assets .......................................................     $4,151,553
Shares Outstanding (unlimited authorized, $.01 par value).........        411,091
   NET ASSET VALUE PER SHARE .....................................         $10.10
                                                                           ======
CLASS D SHARES:
Net Assets .......................................................     $1,921,384
Shares Outstanding (unlimited authorized, $.01 par value).........        185,564
   NET ASSET VALUE PER SHARE .....................................         $10.35
                                                                           ======

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL STATEMENTS, continued


STATEMENT OF OPERATIONS
For the six months ended January 31, 2000 (unaudited)

NET INVESTMENT INCOME:
INCOME
Dividends (net of $1,350 foreign withholding tax).........     $   1,981,571
Interest .................................................           719,511
                                                               -------------
   TOTAL INCOME ..........................................         2,701,082
                                                               -------------
EXPENSES
Plan of distribution fee (Class A shares) ................             8,096
Plan of distribution fee (Class B shares) ................         1,205,758
Plan of distribution fee (Class C shares) ................            21,586
Investment management fee ................................           949,659
Transfer agent fees and expenses .........................           163,109
Registration fees ........................................            38,036
Professional fees ........................................            34,776
Shareholder reports and notices ..........................            33,648
Organizational expenses ..................................            18,060
Custodian fees ...........................................            12,197
Trustees' fees and expenses ..............................             5,956
Other ....................................................             3,645
                                                               -------------
   TOTAL EXPENSES ........................................         2,494,526
                                                               -------------
   NET INVESTMENT INCOME .................................           206,556
                                                               -------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss ........................................        (1,242,021)
Net change in unrealized depreciation ....................       (15,096,779)
                                                               -------------
   NET LOSS ..............................................       (16,338,800)
                                                               -------------
NET DECREASE .............................................     $ (16,132,244)
                                                               =============

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS

                                                             FOR THE SIX        FOR THE YEAR
                                                            MONTHS ENDED            ENDED
                                                          JANUARY 31, 2000      JULY 31, 1999
----------------------------------------------------------------------------------------------
                                                              (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) .........................     $     206,556      $   (502,469)
Net realized loss ....................................        (1,242,021)          (23,565)
Net change in unrealized depreciation ................       (15,096,779)        4,383,296
                                                           -------------      ------------
   NET INCREASE (DECREASE) ...........................       (16,132,244)        3,857,262
                                                           -------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A shares .......................................                 -          (748,492)
Class B shares .......................................                 -       (36,928,990)
Class C shares .......................................                 -          (560,902)
Class D shares .......................................                 -           (64,041)
                                                           -------------      ------------
   TOTAL DISTRIBUTIONS ...............................                 -       (38,302,425)
                                                           -------------      ------------
Net decrease from transactions in shares of beneficial
  interest ...........................................       (43,998,222)      (69,094,754)
                                                           -------------      ------------
   NET DECREASE ......................................       (60,130,466)     (103,539,917)
NET ASSETS:
Beginning of period ..................................       282,834,812       386,374,729
                                                           -------------      ------------
   END OF PERIOD
  (Including undistributed net investment income of
   $240,141 and $33,585, respectively)................     $ 222,704,346      $282,834,812
                                                           =============      ============

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS January 31, 2000 (unaudited)


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Special Value Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in domestic equity securities of small capitalization companies. The Fund was organized as a Massachusetts business trust on June 21, 1996 and commenced operations on October 29, 1996. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS January 31, 2000 (unaudited), continued


parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES - The Investment Manager paid the organizational expenses of the Fund in the amount of $179,229 which was reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS January 31, 2000 (unaudited) , continued


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of net assets not exceeding $500 million and 0.725% to the portion of daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor (1) for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS January 31, 2000 (unaudited) , continued


from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $13,113,740 at January 31, 2000.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended January 31, 2000, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.96%, respectively.

The Distributor has informed the Fund that for the six months ended January 31, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $413,100 and $1,973, respectively and received $12,324 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended January 31, 2000 aggregated $78,196,573 and $110,580,669, respectively.

For the six months ended January 31, 2000, the Fund incurred brokerage commissions of $37,109 with DWR for portfolio transactions executed on behalf of the Fund. Included at January 31, 2000 in the payable for investments purchased was $209,750 for unsettled trades with DWR.

For the six months ended January 31, 2000, the Fund incurred brokerage commissions of $2,000 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At January 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $15,000.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS January 31, 2000 (unaudited) , continued


5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                   FOR THE SIX                      FOR THE YEAR
                                                  MONTHS ENDED                         ENDED
                                                JANUARY 31, 2000                   JULY 31, 1999
                                        --------------------------------- --------------------------------
                                                   (unaudited)
                                             SHARES           AMOUNT            SHARES          AMOUNT
                                        --------------- -----------------  --------------- ----------------
CLASS A SHARES
Sold ..................................       465,408     $   4,849,215          963,374    $    9,880,837
Reinvestment of distributions .........             -                 -           75,716           743,536
Redeemed ..............................      (484,196)       (5,054,624)      (1,046,979)      (10,827,716)
                                             --------     -------------       ----------    --------------
Net decrease - Class A ................       (18,788)         (205,409)          (7,889)         (203,343)
                                             --------     -------------       ----------    --------------
CLASS B SHARES
Sold ..................................     1,305,257        13,338,886        5,320,075        54,845,651
Reinvestment of distributions .........             -                 -        3,522,840        34,206,767
Redeemed ..............................    (5,640,609)      (57,363,302)     (15,819,028)     (158,291,490)
                                           ----------     -------------      -----------    --------------
Net decrease - Class B ................    (4,335,352)      (44,024,416)      (6,976,113)      (69,239,072)
                                           ----------     -------------      -----------    --------------
CLASS C SHARES
Sold ..................................        70,232           715,316          219,871         2,236,613
Reinvestment of distributions .........             -                 -           56,098           544,707
Redeemed ..............................      (122,017)       (1,246,183)        (221,117)       (2,179,796)
                                           ----------     -------------      -----------    --------------
Net increase (decrease) - Class C .....       (51,785)         (530,867)          54,852           601,524
                                           ----------     -------------      -----------    --------------
CLASS D SHARES
Sold ..................................       879,951         9,282,665          993,032        10,206,536
Reinvestment of distributions .........             -                 -              832             8,206
Redeemed ..............................      (810,327)       (8,520,195)      (1,001,549)      (10,468,605)
                                           ----------     -------------      -----------    --------------
Net increase (decrease) - Class D .....        69,624           762,470           (7,685)         (253,863)
                                           ----------     -------------      -----------    --------------
Net decrease in Fund ..................    (4,336,301)    $ (43,998,222)      (6,936,835)   $  (69,094,754)
                                           ==========     =============      ===========    ==============

6. FEDERAL INCOME TAX STATUS

As of July 31, 1999, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                    FOR THE PERIOD
                                                                FOR THE SIX      FOR THE YEAR      FOR THE YEAR     JULY 28, 1997*
                                                               MONTHS ENDED         ENDED             ENDED            THROUGH
                                                             JANUARY 31, 2000   JULY 31, 1999     JULY 31, 1998     JULY 31, 1997
----------------------------------------------------------------------------------------------------------------------------------
                                                                (unaudited)
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................          $10.89            $11.68            $12.21            $12.10
                                                                  ------            ------            ------            ------
Income (loss) from investment operations:
 Net investment income .................................            0.05              0.06              0.03                -
 Net realized and unrealized gain (loss) ...............           (0.64)             0.38              0.32              0.11
                                                                  ------            ------            ------            ------
Total income (loss) from investment operations .........           (0.59)             0.44              0.35              0.11
                                                                  ------            ------            ------            ------
Less distributions from net realized gain ..............               -             (1.23)            (0.88)               -
                                                                  ------            ------            ------            ------
Net asset value, end of period .........................          $10.30            $10.89            $11.68            $12.21
                                                                  ======            ======            ======            ======
TOTAL RETURN+  .........................................           (5.42)%(1)         4.94%             2.79%             0.91%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................            1.24%(2)(3)       1.22%(3)          1.20%             1.20%(2)
Net investment income ..................................            0.89%(2)(3)       0.59%(3)          0.25%             2.27%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................          $6,130            $6,689            $7,265               $10
Portfolio turnover rate ................................              34%(1)            74%              123%               57%(1)

-------------
*   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS, continued

                                                                                                           FOR THE PERIOD
                                                     FOR THE SIX       FOR THE YEAR      FOR THE YEAR    OCTOBER 29, 1996*
                                                    MONTHS ENDED          ENDED             ENDED             THROUGH
                                                  JANUARY 31, 2000    JULY 31, 1999     JULY 31, 1998     JULY 31, 1997**
---------------------------------------------------------------------------------------------------------------------------
                                                     (unaudited)
CLASS B SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period .............      $10.71            $11.59            $12.21            $10.00
                                                        ------            ------            ------            ------
Income (loss) from investment operations:
 Net investment income (loss) ....................        0.01             (0.02)            (0.05)                -
 Net realized and unrealized gain (loss) .........       (0.63)             0.37              0.31              2.24
                                                        ------            ------            ------            ------
Total income (loss) from investment operations ...       (0.62)             0.35              0.26              2.24
                                                        ------            ------            ------            ------
Less dividends and distributions from:
 Net investment income ...........................           -                 -                 -             (0.01)
 Net realized gain ...............................           -             (1.23)            (0.88)            (0.02)
                                                        ------            ------            ------            ------
Total dividends and distributions ................           -             (1.23)            (0.88)            (0.03)
                                                        ------            ------            ------            ------
Net asset value, end of period ...................      $10.09            $10.71            $11.59            $12.21
                                                        ======            ======            ======            ======
TOTAL RETURN+ ....................................       (5.79)%(1)         4.14%             2.02%            22.41%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses .........................................        1.99%(2)(3)       1.99%(3)          1.94%             2.01%(2)
Net investment income (loss) .....................        0.14%(2)(3)      (0.18)%(3)        (0.36)%           (0.03)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..........    $210,502          $269,916          $372,933          $280,288
Portfolio turnover rate ..........................          34%(1)            74%              123%               57%(1)

--------------
*   Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS, continued

                                                                                                                FOR THE PERIOD
                                                              FOR THE SIX     FOR THE YEAR      FOR THE YEAR    JULY 28, 1997*
                                                             MONTHS ENDED         ENDED            ENDED           THROUGH
                                                           JANUARY 31, 2000   JULY 31, 1999    JULY 31, 1998    JULY 31, 1997
--------------------------------------------------------------------------------------------------------------------------------
                                                              (unaudited)
CLASS C SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................       $10.72            $11.59            $12.21            $12.10
                                                               ------            ------            ------            ------
Income (loss) from investment operations:
 Net investment income (loss) ..........................         0.01             (0.01)            (0.06)                -
 Net realized and unrealized gain (loss) ...............        (0.63)             0.37              0.32              0.11
                                                               ------            ------            ------            ------
Total income (loss) from investment operations .........        (0.62)             0.36              0.26              0.11
                                                               ------            ------            ------            ------
Less distributions from net realized gain ..............            -             (1.23)            (0.88)                -
                                                               ------            ------            ------            ------
Net asset value, end of period .........................       $10.10            $10.72            $11.59            $12.21
                                                               ======            ======            ======            ======
TOTAL RETURN+ ..........................................        (5.88)%(1)         4.24%             2.02%             0.91%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................         1.95%(2)(3)       1.88%(3)          1.95%             1.94%(2)
Net investment income (loss) ...........................         0.18%(2)(3)      (0.07)%(3)        (0.50)%            1.49%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................       $4,152            $4,962            $4,728               $11
Portfolio turnover rate ................................           34%(1)            74%              123%               57%(1)

--------------
*   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS, continued

                                                                                                         FOR THE PERIOD
                                                      FOR THE SIX      FOR THE YEAR     FOR THE YEAR     JULY 28, 1997*
                                                     MONTHS ENDED         ENDED            ENDED            THROUGH
                                                   JANUARY 31, 2000   JULY 31, 1999    JULY 31, 1998     JULY 31, 1997
------------------------------------------------------------------------------------------------------------------------
                                                      (unaudited)
CLASS D SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period .............      $10.94            $11.71            $12.21            $12.10
                                                        ------            ------            ------            ------
Income (loss) from investment operations:
 Net investment income ...........................        0.05              0.09              0.06                 -
 Net realized and unrealized gain (loss) .........       (0.64)             0.37              0.32              0.11
                                                        ------            ------            ------            ------
Total income (loss) from investment operations ...       (0.59)             0.46              0.38              0.11
                                                        ------            ------            ------            ------
Less distributions from net realized gain ........           -             (1.23)            (0.88)                -
                                                        ------            ------            ------            ------
Net asset value, end of period ...................      $10.35            $10.94            $11.71            $12.21
                                                        ======            ======            ======            ======
TOTAL RETURN+ ....................................       (5.39)%(1)         5.11%             3.04%             0.91%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses .........................................        0.99%(2)(3)       0.99%(3)          0.94%             0.94%(2)
Net investment income ............................        1.14%(2)(3)       0.82%(3)          0.50%             2.53%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..........      $1,921            $1,268            $1,448               $10
Portfolio turnover rate ..........................          34%(1)            74%              123%               57%(1)

--------------
*   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Jenny Beth Jones
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.



MORGAN STANLEY
DEAN WITTER
SPECIAL VALUE FUND


[GRAPHIC OMITTED]


SEMIANNUAL REPORT
JANUARY 31, 2000